UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2017

COMMAND CENTER, INC.
 (Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250
Lakewood, Colorado 80235
(Address of principal executive offices)
(Zip Code)

866-464-5844
 (Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 17, 2017, we dismissed PMB Helin Donovan LLP as our independent registered public accounting firm, effective April 17, 2017. Effective April 17, 2017, we appointed EKS&H LLLP based in Denver, Colorado as our new independent registered public accounting firm. The dismissal of PMB Helin Donovan and the appointment of EKS&H was approved by our Audit Committee on April 17, 2017.

PMB Helin Donovan LLP’s reports on our consolidated financial statements as of and for the fiscal years ended December 30, 2016 and December 25, 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years ended December 30, 2016 and December 25, 2015 and through April 17, 2017, we have not had any disagreement with PMB Helin Donovan LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to PMB Helin Donovan LLP’s satisfaction, would have caused PMB Helin Donovan LLP to make reference to the subject matter of the disagreement in their reports on our consolidated financial statements. In addition, during our two most recent fiscal years ended December 30, 2016 and December 25, 2015 and through April 17, 2017, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We provided PMB Helin Donovan LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that PMB Helin Donovan LLP furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of PMB Helin Donovan LLP’s letter, dated April 19, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We have not consulted EKS&H LLLP on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) for the fiscal years ended December 30, 2016 and December 25, 2015.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from PMB Helin Donovan LLP, dated April 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.
(Registrant)
Date: April 20, 2017
/s/ Ronald L. Junck
Name: Ronald L. Junck
Title: Executive Vice President, General Counsel, and Secretary

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